Exhibit 99.1


                         CERTIFICATE OF INCORPORATION
                                      OF
                                 NYMAGIC, Inc.

               Under Section 402 of the Business Corporation Law

             ________________________________________________________

         THE UNDERSIGNED, for the purpose of forming a corporation under
Section 402 of the Business Corporation law of the state of New York, does hereby certify:

         FIRST:   The name of the Corporation shall be NYMAGIC, INC.

         SECOND: The purpose for which the Corporation is to be formed is to engage in any lawful act or activity for which corporations may be organized under the Business Corporation Law; provided, however, that the Corporation is not to be formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency or other body without such consent or approval first being obtained.

         THIRD:   The office of the Corporation is to be located in the County of New York and State of New York.

         FOURTH: The aggregate number of shares which the corporation shall have the authority to issue shall be fifteen million (15,000,000) shares of Common Stock, $1.00 par value per share.

         FIFTH: The Board of Directors of the Corporation shall have authority to authorize and issue obligations of the Corporation, secured or unsecured, which shall have such provisions as to redeemability, convertibility or otherwise, as the Board of Directors in its sole discretion, may determine, without the assent or vote of the shareholders of the Corporation.

         SIXTH: The Secretary of State of the State of New York is designated as the agent of the Coropration upon whom process against it may be served. The post office address to which the Secretary of State shall mail a copy of any process against the Corporation served on him is:

         Name                       Address
         ----                       -------
         James A. Lambert           100 Park Avenue
                                    New York, New York 10017

         SEVENTH: Neither the holders of any equity shares, nor the holders of any voting shares, or any class of security of the Corporation shall have any preemptive or similar rights to purchase shares or other securities to be issued by the Corporation or subject to rights or options to purchase.

         EIGHTH: Members of the Board of Directors shall not be liable to the Corporation and/or its shareholders for damages for any breach of duty in such capacity except as provided in Section 402(b)(1) and (2) of the Business Corporation Law of the State of New York.

         NINTH: The number of Directors constituting the entire Board of Directors of the Corporation shall be fixed by the Corporation's By-Laws. The Directors of the Corporation shall be divided into three classes.

         IN WITNESS WHEREOF, the undersigned has set his hand hereunder this 24th day of March, 1989.

                                         /s/ James A. Lambert
                                         ----------------------------------
                                         James A. Lambert
                                         Sole Incorporator
                                         New York Marine And General
                                           Insurance Company
                                         100 Park Avenue
                                         New York, New York 10017


STATE OF NEW YORK      )
                       :       ss.:
COUNTY OF NEW YORK     )

         On the 24th day of March, 1989, before me personally came James A. Lambert, to me known and known to me to be the person described in and who executed the foregoing certificate, and duly acknowledged to me that he executed the same.


                                         /s/ Barbara Lange
                                         ----------------------------------
                                         Notary Public

                             CERTIFICATE OF CHANGE
                             ----------- -- ------
                                      OF
                                      --
                                 NYMAGIC, INC.
                                 -------  ---

             (Under Section 805-A of the Business Corporation Law)

         FIRST:   The name of the corporation is NYMAGIC, INC.

         SECOND: The certificate of incorporation of the corporation was filed by the Department of State on March 27, 1989.

         THIRD: The certificate of incorporation of the corporation is hereby changed, pursuant to the authorization of the Board of Directors of the corporation, so as to change the post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him and to make a designation of a registered agent of the corporation and to specify the address of said registered agent; and, to accomplish said changes, the statement in the certificate of incorporation relating to said post office address is hereby stricken and the following statements are substituted in lieu thereof:

                    (a) "The post office address within the State of
             New York to which the Secretary of State shall mail a copy of any process against the corporation served upon him is 15 Columbus Circle, c/o The Prentice-Hall Corporation System, Inc., New York, New York 10023-7773."

                    (b) "The name and the address of the registered
             agent of the corporation are The Prentice-Hall Corporation System, Inc., 15 Columbus Circle, New York, New York 10023-7773. Said registered agent is to be the agent upon which process against the corporation may be served."

         IN WITNESS WHEREOF, we have subscribed this document on the date hereinafter set forth and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Dated:            August 16, 1991

                                                 James Blackman
Name of                                          -----------------------------
signer:           James Blackman                 James Blackman  - President

                                                 James Lambert
Name of                                          -----------------------------
signer            James Lambert                  James Lambert   - Secretary

                           CERTIFICATE OF AMENDMENT

                                    OF THE

                         CERTIFICATE OF INCORPORATION

                                      OF

                                 NYMAGIC, INC.

               UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW


         THE UNDERSIGNED, being the President and Secretary of NYMAGIC, INC., do hereby certify and set forth:

         FIRST:   The name of the corporation is NYMAGIC, INC. (the
"Corporation").

         SECOND: The Certificate of Incorporation of the Corporation was filed by the Department of State on March 27, 1989.

         THIRD:   The Certificate of Incorporation of the Corporation is
hereby amended in the following respect:

          Article FOURTH of the Certificate of Incorporation, which presently states that the aggregate number of shares which the Corporation shall have authority to issue is fifteen million (15,000,000) shares of Common Stock, $1.00 par value, is hereby amended to authorize the Corporation to issue thirty million (30,000,000) shares of Common Stock, $1.00 par value, and shall henceforth read in its entirety as follows:

                  "FOURTH: The amount of the Capital of the Corporation shall be Thirty Million Dollars (30,000,000) divided into and consisting of Thirty Million (30,000,000) shares of common stock with a par value of One Dollar ($1.00) each, which shall be transferred upon the books of the Corporation only in conformity with the By-Laws."

         FOURTH: The foregoing amendment to the Certificate of Incorporation of the Corporation was authorized by vote of the Board of Directors followed by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon at the Annual Shareholders Meeting duly called and held on the 11th day of June, 1991, a quorum being present.

         IN WITNESS WHEREOF, the undersigned have executed and signed this certificate this 27th day of August, 1992.

                                     /s/ Mark W. Blackman
                                     --------------------------------------
                                     Mark W. Blackman, President


                                     /s/ James A. Lambert
                                     --------------------------------------
                                     James A. Lambert, Secretary

STATE OF NEW YORK   )
                    :       SS.:
COUNTY OF NEW YORK  )

         James A. Lambert, being duly sworn deposes and says that he is one of the persons who signed the foregoing certificate or amendment; that he signed said certificate in the capacity opposite or beneath his signature thereon; that he has read said certificate and knows the contents thereof; and that the statements contained therein are true to his own knowledge.


                                      /s/ James A. Lambert
                                      --------------------------------------
                                      James A. Lambert, Secretary


Sworn to before me this
27th day of August, 1992



/s/ Laura Anne Moreno
------------------------
NOTARY PUBLIC

                             Certificate of Change
                                      of
                                 NYMAGIC, INC.

             (Under Section 805-A of the Business Corporation Law)

         FIRST:   The name of the corporation ("the corporation") is
                                     NYMAGIC, INC.

         SECOND: The certificate of incorporation of the corporation was filed by the Department of State on 03-27-89 under the original name of
                                     NYMAGIC, INC.

         THIRD: The Certificate of Incorporation of the corporation is hereby changed, so as to change the address of the registered agent and to accomplish said change, the statement in the Certificate of Incorporation relating to the designation of said registered agent is hereby stricken and the following statement is submitted in lieu thereof:

         "The name and the address of the registered agent of the corporation are
                     THE PRENTICE-HALL CORPORATION SYSTEM, INC.
                     500 Central Avenue, Albany, New York 12206-2290.
         Said registered agent is to be the agent upon which process against the corporation may be served."

         FOURTH: A notice of the proposed change was mailed by the undersigned to the corporation not less than 30 days prior to the date of the delivery of this certificate to the Department of State and the corporation has not objected thereto. The person signing this certificate is the registered agent of the corporation.

         IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us are true and correct.

Date:    March 1, 1995

                                            THE PRENTICE-HALL CORPORATION
                                            SYSTEM, INC.

                                                   /s/ Dennis Howarth
                                            ----------------------------------
                                            Dennis Howarth, Vice President

                                                 /s/ Richard L. Kushay
                                            ----------------------------------
                                            Richard L. Kushay, Asst. Secretary

                             Certificate of Change

                                      of

                                 NYMAGIC, INC.

             (Under Section 805-A of the Business Corporation Law)


         FIRST:   The name of the corporation (the "corporation") is

                                    NYMAGIC, INC.

         SECOND: The certificate of incorporation of the corporation was filed by the Department of State on

                                     03-27-1989

         THIRD: The certificate of incorporation of the corporation is hereby changed, so as to change the address of the registered agent and to accomplish said change, the statement in the certificate of incorporation relating to the designation of said registered agent is hereby stricken and the following statement is substituted in lieu thereof:

              "The name and the address of the registered agent of the corporation are THE PRENTICE-HALL CORPORATION SYSTEM, INC.
              80 State Street, Albany, New York 12207. Said registered agent is to be the agent upon which process against the corporation may be served."

         FOURTH: A notice of the proposed change was mailed by the undersigned to the corporation not less than 30 days prior to the date of the delivery of this certificate to the Department of State and the corporation has not objected thereto. The person signing this certificate is the registered agent of the corporation.

         IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Date:    March 3, 1997

                                          THE PRENTICE-HALL CORPORATION
                                          SYSTEM INC.

                                          /s/ William G. Popeo
                                          ------------------------------------
                                          William G. Popeo, Vice President

                                          /s/ John H. Pelletier
                                          ------------------------------------
                                          John H. Pelletier, Asst. Secretary

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                                 NYMAGIC, INC.

               UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW


         I, THE UNDERSIGNED, Paula-Jane Seidman, being the Corporate Secretary of NYMAGIC, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the New York Business Corporation Law, hereby certify as follows:

         FIRST:   The name of the Corporation is NYMAGIC, INC.

         SECOND: The Corporation's Certificate of Incorporation was filed by the Department of State on March 27, 1989.

         THIRD: In accordance with Section 803 of the New York Business Corporation Law, the Board of Directors of the Corporation has recommended and the shareholders of the Corporation have approved an amendment to the Certificate of Incorporation of the Corporation to eliminate the requirement that the Directors of the Corporation be divided into three classes; to effect the amendment, ARTICLE NINTH is deleted in its entirety and the following is substituted in its place and stead:

                NINTH:   The number of Directors constituting the entire
                Board of Directors of the Corporation shall be fixed by the Corporation's By-Laws.

         FOURTH: The foregoing amendment was authorized by vote of the Board of Directors of the Corporation followed by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon at the Annual Meeting of Shareholders duly called and held on May 16, 2000, a quorum being present.

         IN WITNESS WHEREOF, the undersigned have signed this Amendment on the 26th day of May, 2000.

                                                 /s/ Paula-Jane Seidman
                                                 ----------------------------
                                                 Name: Paula-Jane Seidman
                                                 Title: Corporate Secretary

                                New York State
                              Department of State
                    Division of Corporations, State Records
                          and Uniform Commercial Code
                                41 State Street
                               Albany, NY 12231

                             CERTIFICATE OF CHANGE
                                      OF

                                 NYMAGIC, INC.
                 ---------------------------------------------
                     (Insert Name of Domestic Corporation)

              Under Section 805-A of the Business Corporation Law

FIRST:   The name of the corporation is:  NYMAGIC, INC.
                                         -------------------------------------

------------------------------------------------------------------------------.

If the name of the corporation has been changed, the name under which it was formed is:
           -------------------------------------------------------------------

------------------------------------------------------------------------------.


SECOND:  The certificate of incorporation was filed by the Department of State on:
   ---------------------------------------------------------------------------
                           March 27, 1989
------------------------------------------------------------------------------.



THIRD:   The change(s) effected hereby are: [Check appropriate box(es)]

     |_| The county location, within this state, in which the office of the corporation is located, is changed to:
                                                    --------------------------.

     |X| The address to which the Secretary of State shall forward copies of process accepted on behalf of the corporation is changed to:
         NYMAGIC, INC., 919 Third Avenue, New York, NY 10022
         ---------------------------------------------------------------------.

         ---------------------------------------------------------------------

     |_| The corporation hereby: [Check one]
                                            ----------------------------------.

         |_|  Designates:
                         -----------------------------------------------------

              ----------------------------------------------------------------.

              as its registered agent upon whom process against the corporation may be served.

         |_|  Changes the designation of its registered agent to:
                                                                 -------------

              ----------------------------------------------------------------.

         |_|  Changes the address of its registered agent to:
                                                             -----------------

              ----------------------------------------------------------------.

         |_|  Revokes the authority of its registered agent:
                                                            ------------------

              ----------------------------------------------------------------.



FOURTH:  The change was authorized by the board of directors.

                                             Paul J. Hart
                                             Senior Vice President, General
/s/ Paul J. Hart                             Counsel and Secretary
--------------------------------             --------------------------------
    (Signature)                                (Name and Capacity of Signer)



                             CERTIFICATE OF CHANGE
                                      OF

                                 NYMAGIC, INC.
                 ---------------------------------------------
                     (Insert Name of Domestic Corporation)

              Under Section 805-A of the Business Corporation Law

Filer's Name      NYMAGIC, INC.
            ------------------------------------------------------------------

Address           919 Third Avenue
       -----------------------------------------------------------------------

City, State and Zip Code         New York, NY 10022
                        ------------------------------------------------------



NOTE: This form was prepared by the New York State Department of State. You are not required to use this form. You may draft your own form or use forms available at legal stationery stores. The Department of State recommends that all documents be prepared under the guidance of an attorney. The certificate must be submitted with a $30 filing fee.



______________________________________________________________________________
For Office Use Only



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